UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2013

ARRIS Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31254	58-2588724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-473-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company’s annual meeting of stockholders was held on June 5, 2013. The following matters were voted upon:

1.	An election of nine directors was held, and the shares so present were voted as follows for the election of each of the following:

	Votes For	Votes Withheld

Alex B. Best	122,351,145	295,047
Harry L. Bosco	122,093,054	553,138
James A. Chiddix	122,320,159	326,033
John Anderson Craig	122,085,689	560,503
Andrew T. Heller	122,359,628	286,564
Matthew B. Kearney	122,382,669	263,523
Robert J. Stanzione	120,895,174	1,751,018
Debora J. Wilson	122,411,476	234,716
David A. Woodle	122,381,287	264,905

In addition to the votes reported above, there were 7,689,011 broker non-votes for this proposal.

2.	A proposal was made to approve the amendment of the 2011 Stock Incentive Plan, and the shares so present were voted as follows:

	Votes For	Votes Against	Votes Abstain

Approval of 2011 Stock Incentive Plan, as amended	110,092,046	12,403,845	150,300

In addition to the votes reported above, there were 7,689,012 broker non-votes for this proposal.

3.	A proposal was made to approve the amendment of the Employees Stock Purchase Plan (“ESPP”), and the shares so present were voted as follows:

	Votes For	Votes Against	Votes Abstain

Approval of the Employee Stock Purchase Plan, as amended	121,265,639	1,246,631	133,921

In addition to the votes reported above, there were 7,689,012 broker non-votes for this proposal.

4.	A proposal was made to approve the Company’s Management Incentive Plan, and the shares so present were voted as follows:

	Votes For	Votes Against	Votes Abstain

Approval of the Company’s Management Incentive Plan	120,183,499	2,288,300	174,392

In addition to the votes reported above, there were 7,689,012 broker non-votes for this proposal.

5.	A proposal was made to approve, on an advisory basis, the compensation of the named executive officers, and the shares so present were voted as follows:

	Votes For	Votes Against	Votes Abstain

Approval of the executive compensation	119,864,306	2,599,208	182,678

In addition to the votes reported above, there were 7,689,011 broker non-votes for this proposal.

6.	A proposal was made to ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for ARRIS Group, Inc. for 2013, and the shares so present were voted as follows:

	Votes For	Votes Against	Votes Abstain

Approval of the appointment of Ernst & Young LLP	128,766,245	1,410,982	157,975

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ Lawrence A. Margolis
Lawrence A. Margolis
Executive Vice President, Administration and Legal & Secretary

Date: June 11, 2013